PIMCO Funds

Supplement dated July 31, 2011 to the

Bond Funds Class A, Class B, Class C and Class R Prospectus; and

Bond Funds Institutional Class, Class M, Class P, Administrative Class and Class D Prospectus,

each dated July 31, 2011, as supplemented from time to time (the “Prospectuses”)

Disclosure Related to the PIMCO Developing Local Markets Fund (to be renamed the PIMCO

Emerging Markets Currency Fund effective August 16, 2011) (the “Fund”)

IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME

AND INVESTMENT POLICY

The Board of Trustees of PIMCO Funds approved a proposal to change both the name of the Fund and a related non-fundamental investment policy of the Fund. The Fund previously adopted a policy to provide Fund shareholders with at least 60 days’ notice prior to a change in the Fund’s name and related non-fundamental investment policy. Such notice was provided through a similar supplement dated May 24, 2011. Accordingly, the Fund’s name and non-fundamental investment policy changes will become effective on August 16, 2011. The Fund’s investment objective, fees and expenses, investment adviser and portfolio manager remain the same.

Therefore, until August 16, 2011, all references to the Fund’s name in the Prospectuses shall be deleted and replaced with:

PIMCO Developing Local Markets Fund

In addition, until August 16, 2011, the first two paragraphs of the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectuses are deleted in their entirety and replaced with the following:

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, developing markets. The Fund defines a “developing market” as any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income OECD economies for the past five consecutive years. The Fund’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund may invest in the currencies and Fixed Income Instruments of emerging market countries. Pacific Investment Management Company LLC (“PIMCO”) will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP1_073111

PIMCO Funds

Supplement Dated July 31, 2011 to the

Statement of Additional Information dated July 31, 2011,

as supplemented from time to time (the “Statement of Additional Information”)

Disclosure Related to the PIMCO Developing Local Markets Fund (to be renamed the PIMCO

Emerging Markets Currency Fund effective August 16, 2011) (the “Fund”)

IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME

AND INVESTMENT POLICY

The Board of Trustees of PIMCO Funds approved a proposal to change both the name of the Fund and a related non-fundamental investment policy of the Fund. The Fund previously adopted a policy to provide Fund shareholders with at least 60 days’ notice prior to a change in the Fund’s name and related non-fundamental investment policy. Such notice was provided through a similar supplement dated May 24, 2011. Accordingly, the Fund’s name and non-fundamental investment policy changes will become effective on August 16, 2011. The Fund’s investment objective, fees and expenses, investment adviser and portfolio manager remain the same.

Therefore, until August 16, 2011, all references to the Fund’s name in the Statement of Additional Information shall be deleted and replaced with:

PIMCO Developing Local Markets Fund

In addition, until August 16, 2011, investment restriction number (6)(11) of the “Investment Restrictions—Non-Fundamental Investment Restrictions” section of the Statement of Additional Information is deleted in its entirety and replaced with the following:

(11)	The PIMCO Developing Local Markets Fund will invest under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, developing markets.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP2_073111